UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2021

LMP Automotive Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39150	82-3829328
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida	33394
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

Maserati & Alfa Romeo of St. Petersburg Acquisition

On September 10, 2021, LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”), entered into a dealership asset purchase agreement (the “MAR APA”) with Pinellas Park Luxury Imports, LLC, a Florida limited liability company, Alan J. Wildstein (“Principal”) and Tampa Bay Luxury Imports, LLC, a Florida limited liability company (“TBLI”), to acquire the assets related to TBLI’s ownership and operation of a franchised Maserati and Alfa Romeo motor vehicle dealership located at 3033 Gandy Boulevard, Pinellas Park, Florida 33782 (the “MAR Dealership”).

In exchange for the acquisition of such assets, the Company will pay $900,000, with up to $450,000 payable at the Company’s election in shares of the Company’s common stock, valued at the greater of (i) the average price per share of the Company’s common stock as reported at the closing of the NASDAQ Composite stock market exchange for each of the five (5) trading days prior to the closing date of the transaction and (ii) the average price per share of the Company’s common stock as reported at the closing of the NASDAQ Composite stock market exchange for each of the five (5) trading days prior to September 10, 2021 (such price, the “Issue Price”). In the event that Principal or TBLI sell any shares of the Company’s common stock after the end of the Lockup Period (as defined in the MAR APA) but prior to the eight (8) month anniversary of the closing date of the acquisition at a price per share less than the Issue Price (each such price, a “Market Price”) and the Company does not purchase such shares from Principal or TBLI, as applicable, within thirty (30) days of receipt of notice of the intent to sell such shares, then by the nine (9) month anniversary of the closing date of the acquisition, the Company will pay to Principal an amount in cash equal to the Issue Price minus the Market Price multiplied by the number of shares sold for a price per share less than the Issue Price.

The parties also intend to enter into a real estate contract pursuant to which the Company, or a subsidiary thereof, will purchase the real property on which the MAR Dealership is located. The acquisition is subject to certain customary conditions, including approval by Maserati North America, Inc. and Stellantis, N.V., and is expected to close in the fourth quarter of 2021.

Alan Jay Nissan Acquisition

On September 10, 2021, LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”), entered into a dealership asset purchase agreement (the “AJN APA”) with Sebring N, LLC, a Florida limited liability company, Principal and Alan Jay Nissan, Inc., a Florida corporation (“AJN”), to acquire the assets related to AJN’s ownership and operation of a franchised Nissan motor vehicle dealership located at 1700 Flare Road, Sebring, Florida 33872 (the “AJN Dealership”).

In exchange for the acquisition of such assets, the Company will pay $6,300,000, with up to $3,150,000 payable at the Company’s election in shares of the Company’s common stock, valued at the greater of (i) the average price per share of the Company’s common stock as reported at the closing of the NASDAQ Composite stock market exchange for each of the five (5) trading days prior to the closing date of the transaction and (ii) the average price per share of the Company’s common stock as reported at the closing of the NASDAQ Composite stock market exchange for each of the five (5) trading days prior to September 10, 2021 (such price, the “Issue Price”). In the event that Principal or AJN sell any shares of the Company’s common stock after the end of the Lockup Period (as defined in the AJN APA) but prior to the eight (8) month anniversary of the closing date of the acquisition at a price per share less than the Issue Price (each such price, a “Market Price”) and the Company does not purchase such shares from Principal or AJN, as applicable, within thirty (30) days of receipt of notice of the intent to sell such shares, then by the nine (9) month anniversary of the closing date of the acquisition, the Company will pay to Principal an amount in cash equal to the Issue Price minus the Market Price multiplied by the number of shares sold for a price per share less than the Issue Price.

The parties also intend to enter into a real estate contract pursuant to which the Company, or a subsidiary thereof, will purchase the real property on which the AJN Dealership is located. The acquisition is subject to certain customary conditions, including approval by Nissan North America, Inc., and is expected to close in the fourth quarter of 2021.

Alan Jay Ford Lincoln of Sebring & Alan Jay Ford of Wauchula Acquisitions

On September 10, 2021, LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”), entered into a dealership asset purchase agreement (the “AJFL APA”) with Sebring FRD, LLC, a Florida limited liability company, Wauchula FRD, LLC, a Florida limited liability company, Principal, Alan Jay Ford Lincoln Mercury, Inc., a Florida corporation (“AJFLM”) and Alan Jay Ford of Wauchula, Inc., a Florida corporation (“AJFW”), to acquire the assets related to AJFLM’s ownership and operation of a franchised Ford and Lincoln motor vehicle dealership located 3201 US Highway 27S, Sebring, Florida 33870 (the “AJFLM Dealership”) and AJFW’s ownership and operation of a franchised Ford and Lincoln motor vehicle dealership located at 1031 US Highway 17N, Wauchula, Florida 33873 (the “AJFW Dealership”).

In exchange for the acquisition of such assets, the Company will pay $9,500,000, with up to $4,750,000 payable at the Company’s election in shares of the Company’s common stock, valued at the greater of (i) the average price per share of the Company’s common stock as reported at the closing of the NASDAQ Composite stock market exchange for each of the five (5) trading days prior to the closing date of the transaction and (ii) the average price per share of the Company’s common stock as reported at the closing of the NASDAQ Composite stock market exchange for each of the five (5) trading days prior to September 10, 2021 (such price, the “Issue Price”). In the event that Principal, AJFLM or AJFW sell any shares of the Company’s common stock after the end of the Lockup Period (as defined in the AJFL APA) but prior to the eight (8) month anniversary of the closing date of the acquisition at a price per share less than the Issue Price (each such price, a “Market Price”) and the Company does not purchase such shares from Principal, AJFLM or AJFW, as applicable, within thirty (30) days of receipt of notice of the intent to sell such shares, then by the nine (9) month anniversary of the closing date of the acquisition, the Company will pay to Principal an amount in cash equal to the Issue Price minus the Market Price multiplied by the number of shares sold for a price per share less than the Issue Price.

The parties also intend to enter into real estate contracts pursuant to which the Company, or a subsidiary thereof, will purchase the real property on which the AJFLM Dealership and AJFW Dealership are located. The acquisitions are subject to certain customary conditions, including approval by Ford Motor Company, and are expected to close in the fourth quarter of 2021.

Alan Jay Toyota Acquisition

On September 10, 2021, LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”), entered into a dealership asset purchase agreement (the “AJT APA”) with Sebring TYT, LLC, a Florida limited liability company, Principal and Alan Jay Import Center, Inc., a Florida corporation (“AJIC”), to acquire the assets related to AJIC’s ownership and operation of a franchised Toyota motor vehicle dealership located at 404 US Highway 27 N, Sebring, Florida 33870 (the “AJT Dealership”).

In exchange for the acquisition of such assets, the Company will pay $9,100,000, with up to $4,550,000 payable at the Company’s election in shares of the Company’s common stock, valued at the greater of (i) the average price per share of the Company’s common stock as reported at the closing of the NASDAQ Composite stock market exchange for each of the five (5) trading days prior to the closing date of the transaction and (ii) the average price per share of the Company’s common stock as reported at the closing of the NASDAQ Composite stock market exchange for each of the five (5) trading days prior to September 10, 2021 (such price, the “Issue Price”). In the event that Principal or AJIC sell any shares of the Company’s common stock after the end of the Lockup Period (as defined in the AJT APA) but prior to the eight (8) month anniversary of the closing date of the acquisition at a price per share less than the Issue Price (each such price, a “Market Price”) and the Company does not purchase such shares from Principal or AJIC, as applicable, within thirty (30) days of receipt of notice of the intent to sell such shares, then by the nine (9) month anniversary of the closing date of the acquisition, the Company will pay to Principal an amount in cash equal to the Issue Price minus the Market Price multiplied by the number of shares sold for a price per share less than the Issue Price.

The parties also intend to enter into a real estate contract pursuant to which the Company, or a subsidiary thereof, will purchase the real property on which the AJT Dealership is located. The acquisition is subject to certain customary conditions, including approval by Southeast Toyota Distributors, LLC and Toyota Motor Sales U.S.A., Inc., and is expected to close in the fourth quarter of 2021.

Clewiston CDJR, Wauchula CDJR, Wauchula Chevrolet, Sebring Chevy Buick GMC Cadillac & Allstar Preowned Acquisitions

On September 10, 2021, LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”), entered into a dealership asset purchase agreement (the “CDJR APA”) with Sebring CHBGC, LLC, a Florida limited liability company, Wauchula CH, LLC, a Florida limited liability company, Wauchula CHY, LLC, a Florida limited liability company, Clewiston CHY, LLC, a Florida limited liability company, Sebring PO, LLC, a Florida limited liability company, Principal, Clewiston Motor Company, Inc., a Florida corporation (“CMC”), Alan Jay Enterprises, Inc. a Florida corporation (“AJE”), Alan Jay Chevrolet-Cadillac, Inc., a Florida corporation (“AJCC”) and Sebring Commercial Investments, Inc., a Florida corporation (“SCI”), to acquire the assets related to CMC’s ownership and operation of a franchised Chrysler Dodge Ram Jeep motor vehicle dealership located at 202 W Sugarland Highway, Clewiston, Florida 33440 (the “Clewiston CDJR Dealership”), AJE’s ownership and operation of the Alan Jay Chrysler Dodge Ram Jeep of Wauchula franchised motor vehicle dealership (the “CDRJW Dealership”) and the Alan Jay Chevrolet of Wauchula franchised motor vehicle dealership (the “AJCW Dealership”), AJCC’s ownership and operation of a franchised Chevrolet Buick GMC Cadillac motor vehicle dealership located at 441 US Highway 27 N, Sebring, Florida 33870 (the “SCBGC Dealership”) and SCI’s ownership and operation of a preowned motor vehicle dealership located at 2671 US Highway 27 S #2127, Sebring, Florida 33870 (the “Preowned Dealership”).

In exchange for the acquisition of such assets, the Company will pay an aggregate of $20,950,000, with up to $10,475,000 payable at the Company’s election in shares of the Company’s common stock, valued at the greater of (i) the average price per share of the Company’s common stock as reported at the closing of the NASDAQ Composite stock market exchange for each of the five (5) trading days prior to the closing date of the transaction and (ii) the average price per share of the Company’s common stock as reported at the closing of the NASDAQ Composite stock market exchange for each of the five (5) trading days prior to September 10, 2021 (such price, the “Issue Price”). In the event that Principal, CMC, AJE, AJCC or SCI sell any shares of the Company’s common stock after the end of the Lockup Period (as defined in the CDJR APA) but prior to the eight (8) month anniversary of the closing date of the acquisition at a price per share less than the Issue Price (each such price, a “Market Price”) and the Company does not purchase such shares from Principal, CMC, AJE, AJCC or SCI, as applicable, within thirty (30) days of receipt of notice of the intent to sell such shares, then by the nine (9) month anniversary of the closing date of the acquisition, the Company will pay to Principal an amount in cash equal to the Issue Price minus the Market Price multiplied by the number of shares sold for a price per share less than the Issue Price.

The parties also intend to enter into real estate contracts pursuant to which the Company, or a subsidiary thereof, will purchase the real property on which the Clewiston CDJR Dealership, CDRJW Dealership, AJCW Dealership, SCBGC Dealership and Preowned Dealership are located. The acquisitions are subject to certain customary conditions, including approval by Stellantis, N.V. and General Motors Company, and are expected to close in the fourth quarter of 2021.

Alan Jay Kia Acquisition

On September 10, 2021, LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”), entered into a dealership asset purchase agreement (the “AJK APA” and, together with the MAR APA, the AJN APA, the AJFL APA, the AJT APA and the CDJR APA, the APAs”) with Sebring K, LLC, a Florida limited liability company, Principal and Alan Jay Chrysler Jeep, Inc., Inc., a Florida corporation (“AJCJ”), to acquire the assets related to AJCJ’s ownership and operation of a franchised Kia motor vehicle dealership located at 401 US Highway 27 N, Sebring, Florida 33870 (the “AJK Dealership”).

In exchange for the acquisition of such assets, the Company will pay $3,250,000, with up to $1,625,000 payable at the Company’s election in shares of the Company’s common stock, valued at the greater of (i) the average price per share of the Company’s common stock as reported at the closing of the NASDAQ Composite stock market exchange for each of the five (5) trading days prior to the closing date of the transaction and (ii) the average price per share of the Company’s common stock as reported at the closing of the NASDAQ Composite stock market exchange for each of the five (5) trading days prior to September 10, 2021 (such price, the “Issue Price”). In the event that Principal or AJCJ sell any shares of the Company’s common stock after the end of the Lockup Period (as defined in the AJK APA) but prior to the eight (8) month anniversary of the closing date of the acquisition at a price per share less than the Issue Price (each such price, a “Market Price”) and the Company does not purchase such shares from Principal or AJCJ, as applicable, within thirty (30) days of receipt of notice of the intent to sell such shares, then by the nine (9) month anniversary of the closing date of the acquisition, the Company will pay to Principal an amount in cash equal to the Issue Price minus the Market Price multiplied by the number of shares sold for a price per share less than the Issue Price.

The parties also intend to enter into a real estate contract pursuant to which the Company, or a subsidiary thereof, will purchase the real property on which the AJK Dealership is located. The acquisition is subject to certain customary conditions, including approval by Kia America, Inc., and is expected to close in the fourth quarter of 2021.

The APAs are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively, and are incorporated herein by reference. The foregoing description of the APAs and the transactions contemplated thereby are not complete and are qualified in their entirety by the contents of the APAs.

Item 8.01 Other Events.

On September 13, 2021, the Company issued a press release announcing its entry into the APAs and the transactions contemplated thereby. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Dealership Asset Purchase Agreement, dated as of September 10, 2021, by and between LMP Automotive Holdings, Inc., Pinellas Park Luxury Imports, LLC, Alan J. Wildstein and Tampa Bay Luxury Imports, LLC.
10.2	Dealership Asset Purchase Agreement, dated as of September 10, 2021, by and between LMP Automotive Holdings, Inc., Sebring N, LLC, Alan J. Wildstein and Alan Jay Nissan, Inc.
10.3	Dealership Asset Purchase Agreement, dated as of September 10, 2021, by and between LMP Automotive Holdings, Inc., Sebring FRD, LLC, Wauchula FRD, LLC, Alan J. Wildstein, Alan Jay Ford Lincoln Mercury, Inc. and Alan Jay Ford of Wauchula, Inc.
10.4	Dealership Asset Purchase Agreement, dated as of September 10, 2021, by and between LMP Automotive Holdings, Inc., Sebring TYT, LLC, Alan J. Wildstein and Alan Jay Import Center, Inc.
10.5	Dealership Asset Purchase Agreement, dated as of September 10, 2021, by and between LMP Automotive Holdings, Inc., Sebring CHBGC, LLC, Wauchula CH, LLC, Wauchula CHY, LLC, Clewiston CHY, LLC, Sebring PO, LLC, Alan J. Wildstein, Clewiston Motor Company, Inc., Alan Jay Enterprises, Inc., Alan Jay Chevrolet-Cadillac, Inc. and Sebring Commercial Investments, Inc.
10.6	Dealership Asset Purchase Agreement, dated as of September 10, 2021, by and between LMP Automotive Holdings, Inc., Sebring K, LLC, Alan J. Wildstein and Alan Jay Chrysler Jeep, Inc.
99.1	Press Release, dated September 13, 2021.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMP AUTOMOTIVE HOLDINGS, INC.

September 14, 2021	By:	/s/ Sam Tawfik
	Name:	Sam Tawfik
	Title:	President and Chief Executive Officer